UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

OXBRIDGE RE HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36346	98-1150254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 201, 42 Edward Street, George Town P.O. Box 469 Grand Cayman, Cayman Islands (Address of Principal Executive Office)	KY1-9006 (Zip Code)

Registrant’s telephone number, including area code: (345) 749-7570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Ordinary Shares (par value $0.001)	OXBR	The Nasdaq Stock Market LLC
Warrants to Purchase Ordinary Shares	OXBRW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD

Oxbridge Re Holdings Limited (the “Company”) is furnishing this Current Report on Form 8-K (this “Current Report”) in connection with the disclosure of information about the Company in the form of an investor presentation (the “Investor Presentation”), which the Company prepared and intends to present at the upcoming Sequire Investor Summit 2024 on Wednesday, January 24th at 1.30pm AST. Jay Madhu, CEO and Chairman, will be leading the presentation as previously announced by the Company in a press release on January 11, 2024. This highly anticipated event, scheduled for January 23-25, 2024, at Condado Vanderbilt Hotel in San Juan, Puerto Rico, promises to offer an array of exciting opportunities for funds, companies, and investors. The Company may present the Investor Presentation at future meetings with analysts, potential investors, and other interested parties. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. On January 23, 2024, the Company posted the Investor Presentation to the “Events and Presentation” section of its website, which is accessible at www.oxbridgere.com.

The information included in the Investor Presentation is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements the Company has made or may make by press release or otherwise from time to time. The Investor Presentation speaks as of the date of this Current Report. By furnishing this Current Report and the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation. While the Company may elect to update the Investor Presentation in the future to reflect events and circumstances that occur or exist after the date of this Current Report, the Company expressly disclaims any obligation to do so.

The information in this Current Report is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The Investor Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. As discussed in the second slide of the Investor Presentation entitled “Important Cautions Regarding Forward-Looking Statement”, forward-looking statements are based on the Company’s expectations and involve risks and uncertainties that could cause the Company’s actual results to differ materially from those set forth in the statements. These risks are discussed in the Company’s filings with the SEC, including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed by the Company with the SEC on March 30, 2023, and other documents to be filed by the Company from time to time with the SEC, which are and will be available at www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXBRIDGE RE HOLDINGS LIMITED

/s/ Wrendon Timothy
Date: January 23, 2024	Wrendon Timothy
Chief Financial Officer and Secretary
(Principal Accounting Officer and
Principal Financial Officer)

A signed original of this Form 8-K has been provided to Oxbridge Re Holdings Limited and will be retained by Oxbridge Re Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation, dated January 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)